                                                                    EXHIBIT 10.5


                                     WARRANT


THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ACQUIRED UPON THE EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

Void after January 31, 2004, or        Right to Purchase 250,000 (subject to
otherwise as provided herein           adjustment) Shares of Common Stock, $0.01
                                       par value per share, of Safety 1st, Inc.

                                  Warrant R-1

                                SAFETY 1ST, INC.
                          COMMON STOCK PURCHASE WARRANT

      Safety 1st, Inc., a Massachusetts corporation (the "COMPANY"), for value received and subject to the terms set forth below, hereby grants to Goldman Sachs Credit Partners L.P. and its registered successors and assigns (the "HOLDER") the right to purchase from the Company, at any time or from time to time after the Adjustment Date and before 3:00 P.M., New York City time, on January 31, 2004, 250,000 fully paid and non-assessable shares of the Common Stock, par value $0.01 per share, of the Company, at the Exercise Price (as defined below). The Exercise Price and the number and character of such shares of Common Stock purchasable pursuant to the rights granted under this Warrant are subject to adjustment as provided herein.

      This Warrant is subject to the following provisions:

      1. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) "ADJUSTMENT DATE" means the date that is six months after the Issue Date.

            (b) "COMMON STOCK" means all stock of any class or classes (however designated) of the Company, whether authorized upon the Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

            (c) "EXERCISE PRICE" means the Market Price of a share of Common Stock as of the Issue Date; provided, however, that if the Market Price of a share of Common Stock as of the Adjustment Date is less than the Market Price of a share of Common Stock as of the Issue Date, the Exercise Price shall be automatically adjusted on the Adjustment Date to be the Market Price of a share of Common Stock as of the Adjustment Date.

            (d) "ISSUE DATE" means January 31, 1997.

            (e) "MARKET PRICE" means, as to shares of the Common Stock: (i) if the shares of the Common Stock are listed on any national securities exchange or quoted on the National Association of Security Dealers, Inc. Automated Quotation System ("NASDAQ") National Market System ("NMS"), the average of the daily closing prices for the fifteen (15) consecutive business days commencing twenty
(20) business days before the day in question (the "TRADING PERIOD"); (ii) if the shares of the Common Stock are not listed on any national securities exchange or quoted on NMS but otherwise are quoted on NASDAQ, the average of the high and low bids as reported by NASDAQ for the Trading Period: or (iii) if the shares of the Common Stock are neither listed on any national securities exchange nor quoted on NASDAQ, the higher of (x) the Exercise Price then in effect, or (y) the tangible book value per share of Common Stock as of the end of the Company's immediately preceding fiscal year; provided however, for purposes of Sections 2.2(b) and 2.4, the term "TRADING PERIOD" shall be deemed to mean the business day immediately preceding the applicable date of determination.

            (f) "OTHER SECURITIES" means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or other) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock.

            (g) "PERSON" means, without limitation, an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization, or a government or any department or agency thereof.

            (h) "THIS WARRANT" means, collectively, this Warrant and all other stock purchase warrants issued in exchange herefor or replacement hereof.

      2. EXERCISE OR CONVERSION OF WARRANT.

            2.1 EXERCISE PERIOD. The Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Adjustment Date and prior to 3:00 P.M. New York City time on January 31, 2004.

            2.2 EXERCISE OR CONVERSION PROCEDURE.

                  (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "EXERCISE DATE"):

                        (i) a completed Subscription Agreement as described in
Section 2.3 hereof, executed by the Holder exercising all or part of the purchase rights represented by this Warrant (the "PURCHASER");

                        (ii) this Warrant;

                        (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit C hereto, evidencing the assignment of this Warrant to the Purchaser together with any documentation required pursuant to Section 7(a) hereof; and

                        (iv) a check payable to the order of the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise;

                  (b) (i) In lieu of exercise of any portion of this Warrant as provided in Subparagraph (a) above, this Warrant (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock (or Other Securities) equal to: (1) the product of (a) the number of shares of Common Stock (or Other Securities) then issuable upon the exercise of this Warrant (or such portion of this Warrant as is then being converted) and (b) the excess, if any, of (i) the Market Price with respect to the date of conversion over (ii) the Exercise Price in effect on the business day next preceding the date of conversion, divided by(2) the Market Price with respect to the date of conversion.

                        (ii) The conversion rights provided under this Section 2.2(b) maybe exercised in whole or in part and at any time and from time to time while any Warrant remains outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by a duly completed Notice of Conversion as described in Section 2.3 hereof, executed by the Holder converting all or a part of the rights represented by this Warrant ("PURCHASER").

                        (iii) The use of the term "exercise" or "Exercise Date" in this Warrant shall be deemed to refer to "conversion" or "Conversion Date", respectively, to the extent rights under this Warrant are converted in lieu of being exercised.

                  (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days after the Exercise Date, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon exercise.

                  (d) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company at its expense will, within ten (10) days after the Exercise Date, issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder calling in the aggregate on the face or faces thereof for the number of shares of Common Stock remaining issuable under this Warrant.

                  (e) The Common Stock (or Other Securities) issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock (or Other Securities) on the Exercise Date.

                  (e) The issuance of certificates for shares of Common Stock (or Other Securities) upon exercise of this Warrant will be made without charge to the Holder for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of Shares of Common Stock (or Other Securities).

            2.3 SUBSCRIPTION AGREEMENT/CONVERSION NOTICE. The Subscription Agreement and the Conversion Notice will be substantially in the form set forth in Exhibit A or Exhibit B, respectively, hereto, except that if the shares of Common Stock (or Other Securities) issuable upon exercise or conversion of this Warrant are not to be issued in the name of the Holder hereof, the Subscription Agreement or Conversion Notice will also state the name of the Person to whom the certificates for the shares of Common Stock (or Other Securities) are to be issued, and if the number of shares of Common Stock (or Other Securities) to be issued does not include all the shares of Common Stock (or Other Securities) issuable hereunder it will also state the name of the Person to whom a new Warrant of the unexercised/unconverted portion of the rights hereunder is to be delivered.

            2.4 FRACTIONAL SHARES. If a fractional share of Common Stock would, but for the provisions of Section 2.1 hereof, be issuable upon exercise of the rights represented by this Warrant, the Company will, within ten (10) days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Market Price of such fractional share as of the close of business on the Exercise Date.

      3. ADJUSTMENTS; CANCELLATION.

            3.1 STOCK SPLITS, ETC. If the Company shall at any time after the Issue Date subdivide its outstanding Common Stock or Other Securities, by split-up or otherwise, or combine its outstanding Common Stock or Other Securities, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Common Stock or Other Securities, the number of shares issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of such a subdivision or stock dividend, or proportionately decreased in the case of such combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of such a subdivision or stock dividend, or proportionately increased in the case of such combination.

            3.2 RECLASSIFICATION, REORGANIZATION, ETC. In case of any reclassification, capital reorganization or change of the outstanding Common Stock or Other Securities (other than as a result of a subdivision, combination or stock dividend) or any exchange or conversion of the Common Stock for or into securities of another entity, or in case of the consolidation or merger of the Company with or into any other Person or in case of any sale or conveyance of all or substantially all of the assets of the Company (any of the foregoing being a "REORGANIZATION TRANSACTION"), then, as a condition of such Reorganization Transaction, lawful provision shall be made so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization Transaction by a holder of the number of shares of Common Stock or Other Securities of the Company as to which this Warrant was exercisable immediately prior to such Reorganization Transaction, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock, and other securities and property, thereafter deliverable upon exercise hereof.

            3.3 DIVIDENDS. In case the Company shall, at any time or from time to time after the Issue Date, pay any dividend or make any other distribution upon its Common Stock (or Other Securities) payable in cash, property or securities of a corporation other than the Company, then forthwith upon the payment of such dividend, or the making of such other distribution, as the case may be, the Exercise Price then in effect shall be reduced by the amount of such dividend or other distribution in respect of each outstanding share of Common Stock (or Other Securities). The Board of Directors of the Company shall determine the fair value of any dividend or other distribution made upon Common Stock of the Company payable in property or securities of a corporation other than the Company.

            3.4 ADJUSTMENT FOR ISSUE OF STOCK AT LESS THAN EXERCISE PRICE. In case the Company shall, at any time or from time to time after the Issue Date, issue or agree to issue, by warrants, convertible securities, stock options or otherwise, any of its Common Stock or Other Securities, including treasury shares (other than any shares issued in transactions to which Section 3.1 or 3.2 of this Warrant applies), for a consideration per share less than the Exercise Price per share in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, or agreement to issue or sell, said Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to (A) the product obtained by multiplying the number of shares of the Company's Common Stock outstanding (or then deemed to be outstanding as herein provided) immediately prior to such issue by the Exercise Price in effect at such time plus (B) the consideration received by the Company upon such issue by (y) the number of shares of the Company's Common Stock outstanding (or then deemed to be outstanding as herein provided) immediately after such issue. Whenever the Exercise Price is adjusted as provided in this Section 3.4, the aggregate number of shares of Common Stock (or Other Securities) which the Holder shall thereafter be entitled to purchase at such adjusted Exercise Price shall be increased to the number of shares determined by multiplying the number of shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment, and dividing the product so obtained by such adjusted Exercise Price. For the purposes of this Section 3.4, the number of shares of Common Stock (or Other Securities) deemed to be outstanding at any given time shall exclude shares in the treasury of the Company but shall include all shares issuable or to become issuable under any agreements, warrants (including this Warrant), convertible securities, stock options, similar rights or otherwise (hereinafter in this Section 3.4 referred to as "OPTIONS"). Notwithstanding anything contained herein to the contrary, the provisions of this Section 3.4 shall not apply with respect to options granted to any management or other key employee of the Company in a compensatory or incentive transaction or otherwise pursuant to a stock option plan (or with respect to the issuance of any Common Stock or Other Securities upon the exercise of such options). The Board of Directors of the Company shall determine the fair value of the amount of consideration other than money received by the Company upon the issue by it of any of its securities. Such Board shall, in case any Common Stock (or Other Securities) or Options for the purchase thereof are issued with other stock, securities or assets of the Company, determine what part of the consideration received therefor is applicable to the issue of the Common Stock (or Other Securities) or Options for the purchase thereof. If, as provided herein, the Exercise Price is adjusted as a consequence of the Company's issuance of Options, no further adjustment of the Exercise Price shall be made upon the subsequent issuance of Common Stock (or Other Securities) upon the exercise of such Options. To the extent that Options expire without having been exercised, the Exercise Price computed upon their issuance, and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed to take into account only the shares of Common Stock (or Other Securities) actually issued upon the exercise of such Options. In any such recomputation, the consideration applicable to the shares of Common Stock (or Other Securities) issued shall be the aggregate consideration which was received by the Company upon the issuance of such Options, whether or not exercised, plus the additional consideration actually received by the Company upon the exercise thereof. No recomputation shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment thereof made in respect of the issuance of the expired Options.

            3.5 CERTIFICATE OF ADJUSTMENT. Whenever the Exercise Price or the number of shares issuable hereunder is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Treasurer of the Company, which certificate shall state (i) the Exercise Price and the number of shares of Common Stock (or Other Securities) issuable hereunder after such adjustment, (ii) the facts requiring such adjustment, and (iii) the method of calculation for such adjustment and increase or decrease.

            3.6 SMALL ADJUSTMENTS. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least one percent; provided, however, that any adjustments which by reason of this Section 3.6 are not required to be made immediately shall be carried forward and taken into account at the time of exercise of this Warrant or any subsequent adjustment in the Exercise Price which, singly or in combination with any adjustment carried forward, is required to be made under Sections 3.1, 3.2, 3.3 or 3.4.

      4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its corporate charter or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of Stock (or Other Securities) receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock (or Other Securities) upon the exercise of this Warrant.

      5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

      6. PURCHASE RIGHTS. If at any time the Company grants, issues or sells any rights or options to subscribe for or to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (or Other Securities) (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock (or Other Securities) acquirable upon exercise of this Warrant had this Warrant been fully exercised immediately prior to the date on which a record was taken for the grant, issuance or sale of such Purchase Rights, or, if no such record was taken, the date as of which the record holders of Common Stock (or Other Securities) were determined for the grant, issuance or sale of such Purchase Rights.

      7. DISPOSITION OF THIS WARRANT, COMMON STOCK, ETC.

            (a) The Holder and any proposed transferee hereof or of the Common Stock (or Other Securities) with respect to which this Warrant may be exercisable, by their acceptance hereof, hereby understand and agree that this Warrant and the Common Stock (or Other Securities) with respect to which this Warrant may be exercisable have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) without an effective registration statement under the Act or an opinion satisfactory to the Company of counsel satisfactory to the Company and/or submission to the Company of such other evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act. It shall be a condition to the transfer of this Warrant that any transferee hereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant.

            (b) The stock certificates of the Company that will evidence the shares of Common Stock (or Other Securities) with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED,

      HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL SATISFACTORY TO THE COMPANY AND/OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT."

provided, however, that, if the shares of Common Stock (or Other Securities) with respect to which this Warrant has been exercised are registered in accordance with the provisions of the Act by the date contemplated by Section 12 hereof, any stock certificates of the Company issued in connection herewith and bearing the foregoing legend will, upon written request of the Holder, be replaced with a certificate(s) not bearing the foregoing legend.

      8. RIGHTS AND OBLIGATIONS OF HOLDER. The Holder shall not, by virtue hereof, be entitled to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative actions by the Holder to purchase Common Stock (or Other Securities) of the Company by exercising this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of the Holder for the Exercise Price of Common Stock (or Other Securities) acquirable by exercise hereof or as a stockholder of the Company.

      9. TRANSFER OF WARRANTS. Subject to compliance with the restrictions on transfer applicable to this Warrant referred to in Section 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the registered Holder, upon surrender of this Warrant with a properly executed Assignment (in substantially the form attached hereto as Exhibit C), to the Company, and the Company at its expense will issue and deliver to or upon the order of the Holder a new Warrant or Warrants in such denomination or denominations as may be requested, but otherwise of like tenor, in the name of the Holder or as the Holder (upon payment of any applicable transfer taxes) may direct.

      10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      11. COMPANY RECORDS. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      12. REGISTRATION RIGHTS. No later than the date that is 60 days after the Adjustment Date, the Company shall take all actions necessary to provide that the Common Stock (or Other Securities) to be obtained upon exercise of this Warrant shall be registered under the Act. In the event the Company fails to comply with the registration requirements set forth in this Section 12, it shall pay the Holder $71,500 per month until the earlier of (i) the date such registration requirements are satisfied and (ii) the date all of the Common Stock (or Other Securities) to be obtained upon exercise of the Holder's rights hereunder may be freely sold or otherwise disposed of pursuant to Rule 144 under the Act.

      13. MISCELLANEOUS.

            13.1 NOTICES. All notices and other communications from the Company to the Holder shall be mailed by first class mail, postage prepaid, to such address as may have been furnished to the Company in writing by the Holder, or, until an address is so furnished, to and at the address of the last previous Holder who has so furnished an address to the Company. All communications from the Holder to the Company shall be mailed by first class mail, postage prepaid, to the Company at 210 Boylston Street, Chestnut Hill, Massachusetts 02167, or such other address as may have been furnished to the Holder in writing by the Company.

            13.2 AMENDMENT AND WAIVER. Except as otherwise provided herein, this Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

           [The remainder of this page was intentionally left blank.]

            13.3 GOVERNING LAW; DESCRIPTIVE HEADINGS. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York (including without limitation Section 5-1401 of the General Obligations Laws of the State of New York). The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.


Dated:  __________, 1997

                              SAFETY 1ST, INC.



                              By:__________________________________
                                    Michael Lerner, President

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                  [To be signed only upon exercise of Warrant]

To:  Safety 1st, Inc.                                  Date:___________________

      The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and agrees to subscribe for and purchase thereunder, __________ shares of the Common Stock (or Other Securities) covered by such Warrant and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, __________, whose address is _________________________. If said number of shares is less than all the shares covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.


                              Signature:   __________________________________

                                          (Signature must conform in all
                                          respects to name of Holder as
                                          specified on the face of the Warrant
                                          or on the form of Assignment attached
                                          as Exhibit C thereto).


                                Address:   __________________________________

                                           ___________________________________


                                    Exh. A-1

                                    EXHIBIT B

                                CONVERSION NOTICE

                 [To be signed only upon conversion of Warrant]

To:   Safety 1st, Inc.                            Date: ______________________


            The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to convert the purchase rights represented by such Warrant for _____ shares of the Common Stock (or Other Securities) covered by such Warrant, and requests that the certificates for such shares, calculated in accordance with the provisions of
Section 2.2(b)(i) of the within Warrant, be issued in the name of, and delivered to, _______, whose address is _________________. If the number of shares with respect to which conversion election is being made is less than all the shares covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.


                              Signature:  ______________________________
                                          (Signature must confirm in all
                                          respects to name of Holder as
                                          specified on the face of the Warrant
                                          or on the form of Assignment
                                          attached as Exhibit C thereto)


                              Address:    ______________________________

                                          ______________________________

                              Exh. B-1

                                    EXHIBIT C

                                   ASSIGNMENT

                  [To be signed only upon exercise of Warrant]


      For value received, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Common Stock (or Other Securities) covered thereby set forth below, unto:

Name of Assignee              Address                 No. of Shares





Dated:                        Signature:   _____________________________________
                                          (Signature must conform in all
                                          respects to name of Holder as
                                          specified on the face of the Warrant).


                                Address:  ______________________________________

                                          ______________________________________


                                    Exh. C-1